UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2015 (October 27, 2015)

SURNA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54286	27-3911608
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1780 55th St., Suite C Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

(303) 993-5271
Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 27, 2015, Bryon Jorgenson, Chief Operating Officer of Surna, Inc. (the “Company”), informed the Company of his intent to resign his position effective at the end of the month. The Company has identified and is in discussions with a candidate for his replacement. Jorgenson and the Company have agreed to terms of a consulting agreement under which Jorgenson may be engaged to provide services on certain projects at an hourly rate as needed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURNA, INC.

Date: November 3, 2015	By:	/s/ Stephen Keen
Stephen Keen, Chief Executive Officer